Ecofin Global Renewables Infrastructure Fund
Schedule of Investments
as of February 29, 2024 (Unaudited)

COMMON STOCKS - 93.7%	Shares	Value
Belgium Electricity Transmission Operators - 1.8%
Elia Group SA/NV	38,331	$4,263,846

Canada Renewable Power Producers - 3.9%
Innergex Renewable Energy, Inc.	1,513,233	9,421,817

France Power - 3.0%
Neoen SA	285,160	7,146,268

Germany Renewable Power Producers - 2.9%
Encavis AG(a)	589,589	7,046,748

Hong Kong Renewable Power Producers - 4.9%
China Longyuan Power Group Corp. Ltd.	7,700,918	5,426,938
China Suntien Green Energy Corp. Ltd.	12,515,560	4,754,971
Xinyi Energy Holdings Ltd.	12,103,729	1,683,146
		11,865,055

India Power - 5.6%
ReNew Energy Global PLC(a)	2,067,907	13,441,395

Italy Electricity Transmission Operators - 3.9%
Terna - Rete Elettrica Nazionale SpA	1,210,756	9,485,077

Italy Power - 2.0%
Enel SpA	740,918	4,714,504

Italy Renewable Power Producers - 6.2%
ERG SpA	541,171	14,750,574

Japan Renewable Power Producers - 2.4%
RENOVA, Inc.(a)	774,619	5,782,986

Portugal Electric Utilities - 3.1%
EDP - Energias de Portugal, S.A.	1,899,030	7,562,769

Portugal Renewables Power Producer - 3.4%
Greenvolt-Energias Renovaveis, S.A.(a)	920,684	8,070,065

Spain Integrated Utilities - 2.1%
EDP Renovaveis SA	374,011	5,101,859

Thailand Renewable Power Producers - 1.2%
Super Energy Corporation PLC(a)	301,831,784	2,861,364

United Kingdom Renewable Power Producers - 6.6%
Atlantica Sustainable Infrastructure PLC	652,578	11,720,301
Greencoat UK Wind PLC/Funds	2,439,888	4,198,064
		15,918,365

United States Electric Utilities - 25.4%
Avista Corp.	280,120	9,299,984
Constellation Energy Corp.	22,375	3,769,069
Edison International	176,174	11,983,355
Exelon Corp.	313,285	11,228,134
NextEra Energy, Inc.	241,484	13,327,503
Public Service Enterprise Group Incorporated	187,605	11,706,552
		61,314,597

United States Renewable Power Producers - 15.3%
Clearway Energy, Inc.	597,970	13,035,746
Dominion Energy, Inc.	267,392	12,789,359
NextEra Energy Partners LP	397,070	10,907,513
		36,732,618
TOTAL COMMON STOCKS (Cost $271,810,219)		225,479,907

SHORT-TERM INVESTMENTS - 1.8%
Money Market Funds - 1.8%	Shares
First American Government Obligations Fund - Class X, 5.23%(b)	4,385,909	4,385,909
TOTAL SHORT-TERM INVESTMENTS (Cost $4,385,909)		4,385,909

TOTAL INVESTMENTS - 95.5% (Cost $276,196,128)		$229,865,816
Other Assets in Excess of Liabilities - 4.5%		10,783,636
TOTAL NET ASSETS - 100.0%		$240,649,452

Percentages are stated as a percent of net assets.

PLC - Public Limited Company
SA - Sociedad Anónima
SA/NV - Societe Anonime/Naamloze Vennootschap

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of February 29, 2024.

Ecofin Global Renewables Infrastructure Fund
Schedule of Open Total Return Swap Contracts
as of February 29, 2024 (Unaudited)

Reference Entity	Counterparty	Long/ Short	Maturity Date	Financing Rate (a)	Payment Frequency	Notional Amount	Upfront Payments (Receipts)	Value/ Unrealized Appreciation (Depreciation)
Drax Group LLC	Morgan Stanley	Long	08/15/2024	0.21%	Monthly	$9,272,562	$3,239,113	$838,624
							$3,239,113	$838,624

(a) Variable rate based on the US Federal Funds Effective Rate INDEX and spread of 21.36 basis points and is reset Monthly.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of February 29, 2024. See the Schedule of Investments for an industry breakout.

Ecofin Global Renewables Infrastructure Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks:
Belgium Electricity Transmission Operators	–	4,263,846	–	4,263,846
Canada Renewable Power Producers	9,421,817	–	–	9,421,817
France Power	–	7,146,268	–	7,146,268
Germany Renewable Power Producers	–	7,046,748	–	7,046,748
Hong Kong Renewable Power Producers	–	11,865,055	–	11,865,055
India Power	13,441,395	–	–	13,441,395
Italy Electricity Transmission Operators	–	9,485,077	–	9,485,077
Italy Power	–	4,714,503	–	4,714,503
Italy Renewable Power Producers	–	14,750,575	–	14,750,575
Japan Renewable Power Producers	–	5,782,986	–	5,782,986
Portugal Electric Utilities	–	7,562,769	–	7,562,769
Portugal Renewables Power Producer	8,070,065	–	–	8,070,065
Spain Integrated Utilities	–	5,101,859	–	5,101,859
Thailand Renewable Power Producers	2,861,364	–	–	2,861,364
United Kingdom Renewable Power Producers	11,720,301	4,198,064	–	15,918,365
United States Electric Utilities	61,314,597	–	–	61,314,597
United States Renewable Power Producers	36,732,618	–	–	36,732,618
Common Stocks - Total	$143,562,157	$81,917,750	$–	$225,479,907
Money Market Funds	4,385,909	–	–	4,385,909
Total Assets	$147,948,066	$81,917,750	$–	$229,865,816

Other Financial Instruments*:
Assets
Total Return Swaps	$–	$838,624	$–	$838,624
Total Assets	$–	$838,624	$–	$838,624

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of February 29, 2024.

Refer to the Schedule of Investments for industry classifications.